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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 30, 2002
               (Date of earliest event reported: April 12, 2002)

                        FIREARMS TRAINING SYSTEMS, INC.
             (Exact name of Registrant as Specified in Its Charter)

             Delaware                                                           57-0777018
   (State or Other Jurisdiction                      333-13105               (I.R.S. Employer
 of Incorporation or Organization)            (Commission File Number)     Identification Number)

7340 McGinnis Ferry Road, Suwanee, Georgia                              30024
 (Address of Principal Executive Offices)                             (Zip Code)

       Registrant's telephone number, including area code: (770) 813-0180

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On April 12, 2002, Firearms Training Systems, Inc., a Delaware corporation (the "Company"), determined to release Arthur Andersen LLP
("Andersen") from its engagement as the Company's independent auditor. The decision to release Andersen was recommended by the Company's Audit Committee and unanimously approved by the Company's Board of Directors.

         Andersen's report on the financial statements of the Company as of and for the years ended March 31, 2000 and March 31, 2001 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the years ended March 31, 2000 and March 31, 2001 and the interim period between March 31, 2001 and April 17, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its report. During the years ended March 31, 2000 and March 31, 2001 and the interim period between March 31, 2001 and April
17, 2002, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). A letter from Andersen is attached as Exhibit 16.1 to this Report.

         The Company has engaged PriceWaterhouseCoopers ("PwC") as its new independent auditor, effective April 17, 2002. During the years ended March 31, 2000 and March 31, 2001 and the interim period between March 31, 2001 and April
17, 2002, the Company did not consult with PwC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed,
(ii) the type of audit opinion that might be rendered on the Company's financial statements or (iii) any matter that was either the subject of a disagreement (as described above) or a reportable event.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

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
Exhibit
Number   Description of Exhibit
------   ----------------------
16.1     Letter of Arthur Andersen LLP regarding change in certifying accountant.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FIREARMS TRAINING SYSTEMS, INC.

                                        By:      /s/ John A. Morelli
                                           -------------------------------------
                                           John A. Morelli
                                           Chief Financial Officer and Treasurer

Date:    April 30, 2002
       ----------------

                                 EXHIBIT INDEX

Exhibit
Number   Description of Exhibit
------   ----------------------
*16.1    Letter of Arthur Andersen LLP regarding change in certifying accountant.

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*        Filed herewith.